NEWS RELEASE


For additional information
                 contact:     Johanna Thornblad        Stephanie Linkous
                              V.P. Communications      Asst. V.P. Communications
                              (210) 308-1237           (210) 308-1214
For Immediate Release:
Quotron:ACBGX
Web site: http://www.usfunds.com


          BUCKING THE TREND: FUND EXPENSES DECREASE AS ASSETS INCREASE

San Antonio, Texas -- Jan. 22, 1997 U.S. Global Investors, Inc. (U.S. Global) announces that due to superior performance the Bonnel Growth Fund has attracted more than $100 million in assets while slashing operating expenses to 1.83% from the prospectus-stated 2.5%.

"Always mindful of cutting the fees our shareholders are exposed to, we are pleased to be able to pass on these savings, " says Chairman and CEO, Frank Holmes.

The Bonnel Growth Fund achieved an annualized total return of 45.22% in 1995 and 27.93% in 1996. "My goal is to see this Fund soar past the $200 million mark before the end of this year and by that time the expense ratio should be substantially lower than it is now." says Portfolio Manager Art Bonnel. "I'm a significant shareholder in the Fund, and I like seeing the fees getting lower."

Bonnel's well-known bullish outlook continues in 1997 although he claims there may very well be a 5-10% correction in store. "During that time, I hope to pick up quality stocks at bargain prices," he says.

Art Bonnel came to U.S. Global with a very impressive track record, and his 2 year cumulative return of 86.16%, compared to the S&P 500's 69.19% return as of December 31, 1996, has certainly proven that he is a consistent manager and worthy of the accolades he has recently received" says Mr.
Holmes.

U.S. Global Investors, Inc. is a public company based in San Antonio, Texas. U.S. Global and its subsidiaries manage and/or administer approximately $1.5 billion in mutual fund and trust assets, including United Services Funds and Accolade Funds. The Company's stock is traded in the NASDAQ Stock Market.


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Like all mutual funds,  Fund shares are not backed by the U.S.  Government.  The
Fund's average annual total return since it's inception on October 17, 1994 was 33.02%. Past performance is not indicative of future results. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares.